John Hancock
Patriot Global
Dividend Fund

SEMI
ANNUAL
REPORT

1.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 7

Financial statements
page 10

For your information
page 19


Dear Fellow Shareholders,

The stock market brought investors back down to earth in 2000 after a run of nine consecutive years of positive results -- double digit ones between 1995 and 1999. The economy began to slow dramatically in the latter part of the year. Growth stocks with sky-high valuations were hit the hardest as corporate earnings growth came into question. On the other hand, bonds and other fixed-income type securities, including preferred stocks, rebounded as interest rates stabilized and then began to fall.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after soft landing for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
in capital.

Over the last six months
* Interest rates fell and the economy slowed.
* Preferred stocks and utility common stocks climbed.
* The Fund was helped by its substantial stake in oil and gas companies and its avoidance of California utilities.


[Bar chart in middle of page with heading "John Hancock Patriot Global Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended January 31, 2001." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 12.09% total return for John Hancock Patriot Global Dividend Fund. A note below the chart reads "Total returns for John Hancock Patriot Global Dividend Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.4%  El Paso Tennessee Pipeline (8.25%, Series A)
3.3%  Lehman Brothers Holdings, Inc. (5.67%, Series D)
2.8%  Morgan Stanley Group (7.75%)
2.8%  Merrill Lynch (9%, Series A)
2.8%  Citigroup, Inc. (8.40%, Series K)
2.8%  USA Education (6.97%, Series A)
2.8%  Devon Energy (6.49%, Series A)
2.7%  J.P. Morgan Chase & Co. (10.84%, Series C)
2.6%  CH Energy Group
2.5%  Anadarko Petroleum (5.46%)

As a percentage of net assets on January 31, 2001.



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Global
Dividend Fund

MANAGERS'
REPORT

A slowing economy and falling interest rates helped boost preferred stocks during the six-month period ended January 31, 2001. This marked a turnaround from the first half of 2000, when interest-rate hikes and persistent inflation worries muted preferred-stock returns. Because of their high, mostly fixed, dividends, preferreds tend to be quite sensitive to interest-rate moves and the direction of the Treasury bond market: When interest rates and bond yields rise, their prices tend to fall. Conversely, when interest rates and bond yields fall, Treasury and preferred stock prices tend to rally. That's exactly what began to happen in late 2000, when the market was continually confronted with evidence that the economy was slowing, which ultimately prompted expectations for lower interest rates. To combat a weak economy, the Federal Reserve cut interest rates by a half percentage point in a surprise move on January 3, following that up with another half-point cut on the last day of the month. Treasury bonds, preferred stocks and most other fixed-income investments rallied during January.

"A slowing economy
and falling interest
rates helped boost
preferred stocks."

In addition to a better interest-rate environment, the preferred market also was boosted by more favorable supply and demand conditions. On the supply side, the number and amount of preferred stocks issued was limited in response to relatively high interest rates and financing costs. Preferreds also got a lift from surging demand, as investors opportunistically looked to them for their relatively high yields.

During most of the past six months, utility common stocks, which made up
34% of the Fund's net assets by the end of January, performed quite well. They were helped by the fact that they were among a few stock-market sectors that pay handsome dividends, which were quite high from a historical perspective. Stable dividends became particularly desirable to investors who were worried about the slowing economy's effect on corporate profits. In addition, investors increasingly began to recognize that deregulation has helped to unlock value for many utilities. Furthermore, utilities offered a safe haven from the volatility that was plaguing other industry groups -- namely the technology and telecommunications sectors. The relatively high cost of oil and natural gas also helped utilities involved in the production or delivery of those fuels. Finally, utility company earnings proved much better than expected, thanks to a combination of cost-cutting and merger savings, stock buybacks and higher usage of electricity and natural gas.

[A photo of Greg Phelps in upper right side of page of John Hancock Patriot Global Dividend Fund. ]

That said, the period also had some glaring exceptions. Two of California's largest electric providers teetered near bankruptcy in January, unable to provide uninterrupted power to clients as they struggled with issues surrounding deregulation in that state. The problems experienced in California, coupled with investors' return to higher-growth companies in light of interest-rate cuts, caused the utility sector to sell off in the final month of the period.

"The dramatic rise of
natural gas and oil
prices helped the Fund's
substantial holdings in
that sector."

FUND PERFORMANCE EXPLAINED

For the six months ended January 31, 2001, the Fund posted a total return of 12.09% at net asset value. During the same period, the 30-year Treasury bond returned 6.45% and the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas companies -- returned 16.10%.

A combination of factors helped the Fund during the period. First was our relatively large stake in utility common stocks, which performed quite well until the final weeks of the period. Second, we avoided California electric utility stocks, which plummeted in response to the well-documented problems in that state. Finally, the Fund held very little in the way of non-investment-grade securities, a sector of the market that was particularly hard hit in response to concerns about a slowing economy.

[Table in upper left-hand side of page entitled "Top five sectors." The first listing is Utilities 51%. The second listing is Broker Services 13%. The third listing is U.S. Banks 9%. The fourth listing is Finance 8% and the fifth listing is Oil & Gas 7%.]

The dramatic rise of natural gas and oil prices helped the Fund's substantial holdings in that sector. The preferred stocks of Anadarko Petroleum and Devon Energy both rode rising energy prices and each ended the period with strong cash flow, an improved outlook for earnings and the potential to obtain better credit ratings.

Our position in Dominion Resources was one of our best performers because of the surge in natural gas prices, coupled with the successful completion of its merger with Consolidated Natural Gas. KeySpan, which is one of the largest gas distribution utilities in the country, was similarly helped by high gas prices, and its merger with Eastern Enterprise. In contrast, our holdings in Ocean Spray Cranberries performed poorly as the demand for the fruit declined and the supply expanded.

[Pie chart in middle of page with the heading "Types of investments in the Fund." A note next to the heading reads "As of January 31, 2001." The chart is divided into three sections (from top to left): Preferred stocks 66%, Common stocks 33% and Short-term investments 1%.]

CAN IT HAPPEN HERE?

The media attention lavished on the California electric power crisis has caused many investors to wonder if other states potentially face similar problems. In our view, no other state is vulnerable to the problems that currently beset California.

[Table in top middle of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is KeySpan followed by an up arrow with the phrase "Merger generates excitement." The second listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost earnings." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Bogged down by weak demand, large supply."]

When the California legislature voted to restructure the electricity market in 1996, it had good intentions: to lower utility rates, expand the choice of electricity providers, spur wider use of renewable energy sources and prompt the construction of cleaner fossil-fuel plants. The restructuring was based on the assumption that electricity demand would grow gradually. Instead, demand raced ahead at a faster than expected rate, straining supply and resulting in a power shortage. Deregulation also prevented the utilities from locking in long-term, potentially cheaper, prices for the electricity they bought and limited the increases they could pass on to their customers.

"If rates continue to decline,
investment-grade preferred
stocks should have the
wind at their backs."

Meanwhile, the supply of various power sources was drying up or becoming increasingly more expensive. About 25% of the state's electricity comes from hydropower and another 40% from natural gas generation. A two-year drought has limited the supply of hydropower, while natural gas prices have tripled during the past year or so. No other state in the country comes anywhere near California in its dependence on hydropower or natural-gas-fired electric generation. Some of the most onerous environmental regulations in the country also have effectively prevented the state's electric providers from building new plants. In nearly every other state, a more hospitable environmental backdrop exists.

While the pace of utility restructuring across the country appears to have stalled a bit in response to California's problems, we believe that it will resume again and be one of the factors that propel utility stocks over the long term.

OUTLOOK

It's quite clear that the Federal Reserve Board is far more concerned with the possibility of a recession than it is with inflation, and therefore will likely continue to cut interest rates until it is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. As for utility stocks, the outlook is a bit more mixed, although we remain optimistic. Expectations for better economic growth in the second half of 2001 could prompt many investors to gravitate toward sectors of the market that traditionally post very fast-growing earnings. Even so, our view is that utility stocks may post the highest earnings growth of any sector of the market this year and may be attractive to investors who want good earnings growth coupled with high dividend yields. And with the sell off they suffered through in January, utilities are more attractively priced.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
January 31, 2001
(unaudited).

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                    ISSUER                                                                   VALUE
PREFERRED STOCKS  65.64%                                                                                     $114,423,952
(Cost $120,746,267)

Agricultural Operations  1.88%                                                                                 $3,285,000
45,000                                    Ocean Spray Cranberries, Inc., 6.25% (R)                              3,285,000

Automobile/Trucks  1.76%                                                                                        3,062,178
113,414                                   General Motors Corp., 9.12%, Depositary Shares, Ser G                 3,062,178

Banks - Foreign  3.71%                                                                                          6,462,356
154,900                                   Australia and New Zealand Banking Group Ltd.,
                                          9.125% (Australia)                                                    4,120,340
91,200                                    Banco Bilbao Vizcaya International (Gibraltar) Ltd.,
                                          9.75% (Spain)                                                         2,342,016

Banks - United States  8.84%                                                                                   15,406,653
540                                       ABN AMRO North America, Inc., 8.75%, Ser A (R)                          572,400
80,000                                    FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser IV         4,080,000
72,000                                    HSBC USA, Inc.,  2.8575                                               3,024,000
179,700                                   J.P. Morgan Chase & Co., 10.84%, Ser C                                4,760,253
60,000                                    J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H             2,970,000

Broker Services  13.15%                                                                                        22,921,250
61,000                                    Bear Stearns Cos., Inc., 5.49%, Ser G                                 2,333,250
92,000                                    Bear Stearns Cos., Inc., 5.72%, Ser F                                 3,666,200
144,950                                   Lehman Brothers Holdings, Inc., 5.67%,
                                          Depositary Shares, Ser D                                              5,798,000
31,100                                    Lehman Brothers Holdings, Inc., 5.94%, Ser C                          1,306,200
168,000                                   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A            4,905,600
100,000                                   Morgan Stanley Group, Inc., 7.75%, Depositary Shares                  4,912,000

Diversified Operations  0.78%                                                                                   1,370,880
51,000                                    Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                   1,370,880

Finance  7.79%                                                                                                 13,578,000
85,200                                    Citigroup, Inc., 6.231%, Depositary Shares, Ser H                     3,876,600
191,000                                   Citigroup, Inc., 8.40%, Depositary Shares, Ser K                      4,851,400
100,000                                   USA Education, Inc., 6.97%, Ser A                                     4,850,000

Leasing Companies  2.24%                                                                                        3,897,720
162,000                                   AMERCO, 8.50%, Ser A                                                  3,897,720

Media  1.37%                                                                                                    2,390,400
99,600                                    Shaw Communications Inc., 8.45%, Ser A (Canada)                       2,390,400

Oil & Gas  6.75%                                                                                               11,763,165
52,300                                    Anadarko Petroleum Corp., 5.46%, Depositary Shares                    4,288,600
31,300                                    Apache Corp., 5.68%, Depositary Shares, Ser B                         2,662,065
50,000                                    Devon Energy Corp., 6.49%, Ser A                                      4,812,500

Utilities  17.37%                                                                                              30,286,350
210,000                                   Alabama Power Co., 5.20%                                              4,095,000
10,000                                    Baltimore Gas & Electric Co., 6.99%, Ser 1995                         1,022,500
146,000                                   El Paso Tennessee Pipeline Co., 8.25%, Ser A                          7,628,500
67,500                                    Entergy London Capital, L.P., 8.625%, Ser A                           1,679,400
80,400                                    FPC Capital I, 7.10%, Ser A                                           1,989,900
19,750                                    Pacific Enterprises,  4.50                                            1,046,750
42,500                                    PSI Energy, Inc., 6.875%                                              4,207,500
7,000                                     Public Service Electric & Gas Co., 6.92%                                707,000
95,000                                    Puget Sound Energy, Inc., 7.45%, Ser II                               2,370,250
27,000                                    South Carolina Electric & Gas Co., 6.52%                              2,666,250
118,000                                   TDS Capital Trust II, 8.04%                                           2,873,300

COMMON STOCKS  33.59%                                                                                          58,545,598
(Cost  55,713,318)

Utilities  33.59%                                                                                              58,545,598
127,420                                   Alliant Energy Corp.                                                  3,886,310
20,000                                    Ameren Corp.                                                            815,600
107,300                                   CH Energy Group, Inc.                                                 4,563,469
38,500                                    Consolidated Edison, Inc.                                             1,345,190
47,500                                    Dominion Resources, Inc.                                              2,935,500
111,900                                   DTE Energy Co.                                                        3,948,951
50,000                                    Duke Energy Corp.                                                     1,828,500
179,000                                   Energy East Corp.                                                     3,320,450
119,000                                   Kansas City Power & Light Co.                                         3,045,210
59,000                                    KeySpan Corp.                                                         2,230,200
77,000                                    Montana Power Co.                                                     1,712,480
79,000                                    NSTAR                                                                 2,940,380
120,000                                   OGE Energy Corp.                                                      2,738,400
149,000                                   Potomac Electric Power Co.                                            3,187,110
35,000                                    Progress Energy, Inc.                                                    15,750
112,800                                   Puget Energy, Inc.                                                    2,797,440
69,600                                    Reliant Energy, Inc.                                                  2,623,920
254,000                                   Sierra Pacific Resources                                              3,710,940
116,700                                   TECO Energy, Inc.                                                     3,330,618
30,000                                    UtiliCorp United, Inc.                                                  858,000
80,400                                    Western Resources, Inc.                                               1,945,680
60,400                                    WPS Resources Corp.                                                   2,065,680
106,000                                   Xcel Energy, Inc.                                                     2,699,820

                                          INTEREST          MATURITY            PAR VALUE
ISSUER, DESCRIPTION                       RATE              DATE                (000S OMITTED)                     VALUE

SHORT-TERM INVESTMENTS  0.69%                                                                                  $1,207,000

Commercial Paper  0.69%
Chevron USA, Inc.                         5.43%             2/1/01              $1,207                          1,207,000

TOTAL INVESTMENTS  99.92%                                                                                    $174,176,550

OTHER ASSETS AND LIABILITIES, NET  0.08%                                                                         $145,626

TOTAL NET ASSETS  100.00%                                                                                    $174,322,176

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,857,400 or 2.21% of net assets as of January 31, 2001.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

January 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
for each
common share.

ASSETS
Investments at value (cost $177,666,585)                       $174,176,550
Cash                                                                    175
Dividends receivable                                                680,406
Other assets                                                         33,298

Total assets                                                    174,890,429

LIABILITIES
Dutch Auction Rate Transferable Securities preferred shares
(DARTS) dividend payable                                            305,463
Payable to affiliates                                               150,379
Other payables and accrued expenses                                 112,411

Total liabilities                                                   568,253

NET ASSETS
DARTS without par value, unlimited number of shares
of beneficial interest authorized, 600 shares issued,
liquidation preference of $100,000 per share                     60,000,000
Common shares - without par value, unlimited
number of shares of beneficial interest authorized,
8,344,700 shares issued and outstanding                         113,719,933
Accumulated net realized gain on investments                      3,827,918
Net unrealized depreciation of investments                       (3,490,035)
Undistributed net investment income                                 264,360
Net assets applicable to common shares
($13.70 per share based on common
shares outstanding)                                             114,322,176

Net assets                                                     $174,322,176


See notes to
financial statements.




FINANCIAL STATEMENTS

OPERATIONS

For the period ended January 31, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating
the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                        $6,089,230
Interest                                                             81,756

Total investment income                                           6,170,986

EXPENSES
Investment management fee                                           700,987
Administration fee                                                  131,435
DARTS and auction fees                                               77,578
Custodian fee                                                        27,934
Auditing fee                                                         24,047
Miscellaneous                                                        23,022
Printing                                                             22,172
Transfer agent fee                                                   11,180
Trustees' fees                                                        3,465
Legal fees                                                              748

Total expenses                                                    1,022,568

Net investment income                                             5,148,418

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments                                3,052,508
Change in net unrealized appreciation (depreciation)
on investments                                                    6,078,520

Net realized and unrealized gain                                  9,131,028

Increase in net assets from operations                           14,279,446

Distribution to DARTS                                            (1,546,166)

Net increase in net assets applicable to common
shareholders resulting from operations less
DARTS distributions                                             $12,733,280


1 Semiannual period from 8-1-00 through 1-31-01. Unaudited.

See notes to
financial statements.




FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
and any increase
due to the sale
of common shares
and DARTS.


                                            YEAR          PERIOD
                                           ENDED           ENDED
                                         7/31/00         1-31-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                $10,343,210      $5,148,418
Net realized gain                      1,530,861       3,052,508
Change in net unrealized
appreciation (depreciation)          (12,438,622)      6,078,520

Increase (decrease) in net assets
resulting from operations               (564,551)     14,279,446

Distributions to shareholders
DARTS preferred shares                (2,620,387)     (1,546,166)
Common shares - dividends from
accumulated net investment income     (8,110,283)     (4,055,155)
                                     (10,730,670)     (5,601,321)

NET ASSETS
Beginning of period                  176,939,272     165,644,051

End of period 2                     $165,644,051    $174,322,176


1 Semiannual period from 8-1-00 through 1-31-01. Unaudited.
2 Includes undistributed net investment income of $717,263 and $264,360, respectively.

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

COMMON SHARES
The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                               7-31-96     7-31-97     7-31-98     7-31-99     7-31-00     1-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                         $13.04      $13.26      $14.33      $15.13      $14.01      $12.66

Net investment income                         1.43        1.41 2      1.30 2      1.20 2      1.24        0.73 2
Net realized and unrealized
gain (loss) on investments                    0.15        1.01        0.85       (0.99)      (1.31)       0.99

Total from investment operations              1.58        2.42        2.15        0.21       (0.07)       1.72

Less distributions
Dividends to DARTS shareholders              (0.31)      (0.30)      (0.30)      (0.29)      (0.31)      (0.19)
Dividends from accumulated
net investment income to
common shareholders                          (1.05)      (1.05)      (1.05)      (1.04)      (0.97)      (0.49)

Total distributions                          (1.36)      (1.35)      (1.35)      (1.33)      (1.28)      (0.68)

Net asset value, end of period              $13.26      $14.33      $15.13      $14.01      $12.66      $13.70

Per share market
value, end of period                        $12.38      $12.94      $13.19      $11.19      $11.19      $12.30

Total investment return 3 (%)                 9.65       13.53        10.3       (8.02)       9.51 1      4.54 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
shares, end of period (in millions)           $111        $120        $126        $117        $106        $114
Ratio of expenses to average
net assets 5 (%)                              1.95        1.93        1.85        1.85        1.91        1.78 6
Ratio of net investment income
to average net assets 7 (%)                  10.60       10.14        8.72        8.09        9.63        8.97 6
Portfolio turnover (%)                          38          28          43          38          24          17

SENIOR SECURITIES
Total DARTS outstanding
(in millions)                                  $60         $60         $60         $60         $60         $60
Asset coverage per unit 8                 $283,164    $295,948    $310,691    $296,112    $273,324    $289,803
Involuntary liquidation
preference per unit 9                     $100,000    $100,000    $100,000    $100,000    $100,000    $100,000
Approximate market value
per unit 9                                $100,000    $100,000    $100,000    $100,000    $100,000    $100,000


1 Semiannual period from 8-1-00 to 1-31-01. Unaudited.
2 Based on the average of shares outstanding at the end of each month.
3 Assumes dividend reinvestment.
4 Not annualized.
5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.27%, 1.25%, 1.25%, 1.23% and 1.17%, respectively.
6 Annualized.
7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the ratio of net investment income would have been 6.91%, 6.69%, 5.86%, 5.45%, 6.18% and 5.88%, respectively.
8 Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
9 Plus accumulated and unpaid dividends.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

Dividends, interest and
distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through January 31, 2001, which has no effect on the Fund's net assets, net investment income or net realized gains.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate
Transferable Securities
preferred shares (DARTS)

The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the common shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.78% to 4.95% during the period ended January 31, 2001.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends.
The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B
Management fee and
transactions with
affiliates and others

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber, which acted as an underwriter of the Fund's common shares.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the period ended January 31, 2001, aggregated $28,914,862 and $29,966,528, respectively. There were no purchases or sales of obligations of the U.S. government during the period ended January 31, 2001.

The cost of investments owned at January 31, 2001 (including the short-term investments) for federal income tax purposes was $177,836,039. Gross unrealized appreciation and depreciation of investments aggregated $6,887,597 and $10,547,086, respectively, resulting in net unrealized depreciation of $3,659,489.

NOTE D
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                            YEAR ENDED 7-31-00       PERIOD ENDED 1-31-01 1
                         SHARES         AMOUNT      SHARES         AMOUNT

Beginning of period   8,344,700   $113,802,243   8,344,700   $113,719,933
Reclassification of
capital accounts             --        (82,310)         --             --

End of period         8,344,700   $113,719,933   8,344,700   $113,719,933

1 Semiannual period from 8-1-00 to 1-31-01. Unaudited.



INVESTMENT
OBJECTIVE AND
POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND
REINVESTMENT
PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).



SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and
Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President
and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND
TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange: PGD

For shareholder assistance
refer to page 18


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   State Street Bank and Trust Company
                                  P.O. Box 8200
                                  Boston, MA 02266-8200

Customer Service Representatives  1-800-426-5523

24-hour Automated Information     1-800-843-0090



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A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-426-5523
1-800-843-0090

www.jhfunds.com

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